                                                                   Exhibit 99.11

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------



                                ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                          $[270,000,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AB1

                                  (SURF LOGO)

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                                APRIL [25], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                          $86,915,897
Aggregate Original Principal Balance                             $86,927,077
Number of Mortgage Loans                                             383

                                            MINIMUM                MAXIMUM                   AVERAGE (1)
                                            -------                -------                   -----------
Original Principal Balance                 $40,000                $675,000                    $226,964
Outstanding Principal Balance              $40,000                $674,931                    $226,934

                                            MINIMUM                MAXIMUM              WEIGHTED AVERAGE (2)
                                            -------                -------              --------------------
Original Term (mos)                          360                     360                        360
Stated remaining Term (mos)                  353                     358                        356
Loan Age (mos)                                2                       7                          4
Current Interest Rate                       4.450%                 9.400%                      6.513%
Initial Interest Rate Cap (3)               2.000%                 5.000%                      2.963%
Periodic Rate Cap (3)                       1.000%                 2.000%                      1.008%
Gross Margin (3)                            3.020%                 8.050%                      5.514%
Maximum Mortgage Rate (3)                  10.990%                 16.400%                    13.064%
Minimum Mortgage Rate (3)                   4.450%                 9.400%                      6.510%
Months to Roll (3)                            17                     58                          24
Original Loan-to-Value                      33.05%                 100.00%                     83.70%
Credit Score (4)                             620                     803                        687

                                           EARLIEST                 LATEST
                                           --------                 ------
Maturity Date                             10/01/2034             03/01/2035

                                          PERCENT OF                                         PERCENT OF
LIEN POSITION                           MORTGAGE POOL     YEAR OF ORIGINATION              MORTGAGE POOL
                                        -------------                                      -------------
1st Lien                                     100.00%      2004                                     68.51%
                                                          2005                                      31.49

OCCUPANCY                                                 LOAN PURPOSE

Primary                                       99.52%      Purchase                                 54.92%
Second Home                                     0.00      Refinance - Rate/Term                      5.29
Investment                                      0.48      Refinance - Cashout                       39.79

LOAN TYPE                                                 PROPERTY TYPE

Fixed Rate                                     3.85%      Single Family                            67.74%
ARM                                            96.15      Planned Unit Development                  20.21
                                                          Two- to Four-Family                        6.10
AMORTIZATION TYPE                                         Condominium                                5.58
Fully Amortizing                               0.00%      Townhouse                                  0.38
Interest-Only                                 100.00      Manufactured Housing                          -
Balloon                                         0.00      Rowhouse                                      -

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                           NUMBER      AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
                             OF        PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE      BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
RANGE OF MORTGAGE RATES    LOANS      OUTSTANDING        POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
-----------------------    -----      -----------        ----        ------      -----    -----------     ---        ---       --
5.000% or less                  4      $1,380,596        1.59%       4.778%      740       $345,149     80.66%    66.68%    100.00%
5.001% to 5.500%               15       4,037,325         4.65        5.353      694        269,155      82.19     84.25     100.00
5.501% to 6.000%               79      22,031,852        25.35        5.843      692        278,884      83.79     62.16     100.00
6.001% to 6.500%               75      18,436,969        21.21        6.291      682        245,826      83.48     46.56     100.00
6.501% to 7.000%              103      22,340,100        25.70        6.792      685        216,894      83.67     24.40     100.00
7.001% to 7.500%               59      10,860,852        12.50        7.256      677        184,082      83.03     20.13     100.00
7.501% to 8.000%               26       4,326,993         4.98        7.699      697        166,423      85.19     11.47     100.00
8.001% to 8.500%               18       3,149,109         3.62        8.309      673        174,951      88.45      6.29     100.00
8.501% to 9.000%                3         290,100         0.33        8.628      666         96,700      82.64     25.92     100.00
9.001% to 9.500%                1          62,000         0.07        9.400      629         62,000      77.50      0.00     100.00
TOTAL:                        383     $86,915,897      100.00%       6.513%      687       $226,934     83.70%    40.28%    100.00%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.450% per annum to 9.400% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.513% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER      AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
RANGE OF                     OF        PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
REMAINING MONTHS          MORTGAGE      BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
TO STATED MATURITY         LOANS      OUTSTANDING        POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
------------------         -----      -----------        ----        ------      -----    -----------     ---        ---       --
349 to 360                   383      $86,915,897       100.00%      6.513%       687        $226,934    83.70%     40.28%   100.00%
TOTAL:                       383      $86,915,897       100.00%      6.513%       687        $226,934    83.70%     40.28%   100.00%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 353 months to 358 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 356 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER    AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
                               OF      PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE    BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
LOAN PRINCIPAL BALANCES      LOANS    OUTSTANDING        POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
-----------------            -----    -----------        ----        ------      -----    -----------     ---        ---       --
$50,000 or less                 2         $88,000        0.10%       7.364%       667       $44,000     80.00%       0.00%   100.00%
$50,001 to $100,000            36       2,855,039         3.28        7.283       667        79,307      81.08       52.42    100.00
$100,001 to $150,000           69       8,837,367        10.17        6.918       674       128,078      81.15       40.42    100.00
$150,001 to $200,000           78      13,671,005        15.73        6.653       687       175,269      82.10       42.04    100.00
$200,001 to $250,000           64      14,280,369        16.43        6.643       687       223,131      83.32       37.01    100.00
$250,001 to $300,000           48      13,098,757        15.07        6.393       678       272,891      83.40       38.75    100.00
$300,001 to $350,000           35      11,320,987        13.03        6.273       692       323,457      85.48       34.21    100.00
$350,001 to $400,000           17       6,363,494         7.32        6.259       713       374,323      83.14       29.33    100.00
$400,001 to $450,000           18       7,697,860         8.86        6.469       677       427,659      86.10       33.05    100.00
$450,001 to $500,000            6       2,816,797         3.24        5.627       711       469,466      81.40       50.44    100.00
$500,001 to $550,000            3       1,601,350         1.84        6.952       685       533,783      91.76       65.65    100.00
$550,001 to $600,000            2       1,106,000         1.27        5.970       711       553,000      87.50       50.05    100.00
$600,001 to $650,000            3       1,849,440         2.13        6.130       691       616,480      89.78      100.00    100.00
$650,001 to $700,000            2       1,329,431         1.53        6.275       703       664,716      87.54       50.77    100.00
TOTAL:                        383     $86,915,897      100.00%       6.513%       687      $226,934     83.70%      40.28%   100.00%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $40,000 to approximately $674,931 and the average outstanding principal balance of the Mortgage Loans was approximately $226,934.

PRODUCT TYPES

                           NUMBER      AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
                             OF        PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE      BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
PRODUCT TYPES              LOANS      OUTSTANDING        POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
-------------              -----      -----------        ----        ------      -----    -----------     ---        ---       --
30 Year Fixed Loans          14         3,348,689        0.04         0.063      690        239,192        0.80       0.68      1.00
2/28 LIBOR ARM              288        63,081,367       72.58         6.620      686        219,033       83.60      35.08    100.00
3/27 LIBOR ARM               72        18,453,581       21.23         6.163      692        256,300       84.68      50.09    100.00
5/25 LIBOR ARM                9         2,032,259        2.34         6.645      669        225,807       83.54      67.20    100.00
TOTAL:                      383       $86,915,897     100.00%        6.513%      687       $226,934      83.70%     40.28%   100.00%

AMORTIZATION TYPE

                           NUMBER      AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
                             OF        PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE      BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
AMORTIZATION TYPE          LOANS      OUTSTANDING        POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
-----------------          -----      -----------        ----        ------      -----    -----------     ---        ---       --
24 Month Interest-Only       192       37,059,927         0.43        0.068       684        193,020      0.83        0.34      1.00
36 Month Interest-Only        11        2,156,729         2.48        6.861       673        196,066     84.10       44.95    100.00
60 Month Interest-Only       169       44,410,941        51.10        6.247       691        262,787     84.02       44.98    100.00
120 Month Interest-Only       11        3,288,300         3.78        6.408       670        298,936     82.17       41.90    100.00
TOTAL:                       383      $86,915,897      100.00%       6.513%       687       $226,934    83.70%      40.28%   100.00%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER      AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
                             OF        PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE      BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
STATE                      LOANS      OUTSTANDING        POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
-----                      -----      -----------        ----        ------      -----    -----------     ---        ---       --
Alabama                       1          $134,000        0.15%       5.750%       742      $134,000     100.00%    100.00%   100.00%
Arizona                      21         2,983,603         3.43        6.885       665       142,076       81.67      39.74    100.00
California                  123        36,798,151        42.34        6.206       689       299,172       83.33      38.49    100.00
Colorado                      8         1,240,527         1.43        6.266       676       155,066       84.55      72.72    100.00
Delaware                      1           238,410         0.27        7.125       677       238,410       90.00       0.00    100.00
District of Columbia          1           403,750         0.46        6.875       660       403,750       95.00     100.00    100.00
Florida                       3           761,598         0.88        5.988       684       253,866       80.00      54.31    100.00
Georgia                       3           470,592         0.54        6.619       648       156,864       87.84      77.11    100.00
Idaho                         1            76,000         0.09        7.250       626        76,000       80.00     100.00    100.00
Illinois                     36         8,006,256         9.21        6.958       684       222,396       82.39      28.90    100.00
Indiana                       5           785,550         0.90        6.015       708       157,110       87.24      81.10    100.00
Kansas                        2           265,200         0.31        7.496       649       132,600       80.00       0.00    100.00
Kentucky                      5           681,442         0.78        7.014       663       136,288       89.00      68.23    100.00
Maryland                     10         3,021,747         3.48        6.401       688       302,175       83.46      66.83    100.00
Massachusetts                 4         1,126,489         1.30        6.173       705       281,622       82.07      39.06    100.00
Michigan                     21         3,025,192         3.48        7.249       689       144,057       84.08      36.29    100.00
Minnesota                    16         2,997,846         3.45        6.803       688       187,365       83.47      68.53    100.00
Missouri                     13         2,431,793         2.80        6.652       690       187,061       87.81      21.61    100.00
Nevada                       27         5,890,571         6.78        6.560       672       218,169       80.90      34.07    100.00
New Jersey                    2           526,000         0.61        7.656       667       263,000      100.00      42.97    100.00
New York                      3         1,049,980         1.21        6.319       704       349,993       83.33      67.43    100.00
North Carolina                1           295,336         0.34        6.390       686       295,336       80.00       0.00    100.00
North Dakota                  2           168,400         0.19        6.816       708        84,200       80.00      38.24    100.00
Ohio                         12         1,998,925         2.30        6.451       697       166,577       81.38      46.13    100.00
Oklahoma                      1           108,000         0.12        5.800       683       108,000       80.00     100.00    100.00
Oregon                        4           674,900         0.78        6.096       657       168,725       85.05      63.19    100.00
Pennsylvania                  3           617,598         0.71        6.477       732       205,866       96.27      62.32    100.00
South Carolina                1           150,400         0.17        6.940       715       150,400       98.95     100.00    100.00
Tennessee                     3           739,045         0.85        6.525       725       246,348       85.91      43.60    100.00
Texas                        19         2,664,058         3.07        7.292       677       140,214       80.46      30.62    100.00
Utah                          7         1,496,630         1.72        7.104       702       213,804       90.68      32.69    100.00
Virginia                      4         1,137,600         1.31        5.971       696       284,400       80.68       0.00    100.00
Washington                   18         3,460,308         3.98        6.717       689       192,239       85.25      29.68    100.00
West Virginia                 1           165,000         0.19        7.500       672       165,000      100.00     100.00    100.00
Wisconsin                     1           325,000         0.37        8.375       676       325,000      100.00       0.00    100.00
TOTAL:                      383       $86,915,897      100.00%       6.513%       687      $226,934      83.70%     40.28%   100.00%

(1) No more than approximately 1.12% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER      AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
                             OF        PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL         MORTGAGE      BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
LAON-TO-VALUE RATIO        LOANS      OUTSTANDING        POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
-------------------        -----      -----------        ----        ------      -----    -----------     ---        ---       --
50.00% or less                3         $504,389         0.58%       6.050%       692      $168,130      39.87%    59.36%    100.00%
55.01% to 60.00%              1          125,000          0.14        5.600       626       125,000       58.41    100.00     100.00
60.01% to 65.00%              4          772,740          0.89        6.241       677       193,185       62.90     11.63     100.00
65.01% to 70.00%              5        1,532,406          1.76        6.038       650       306,481       68.76     40.42     100.00
70.01% to 75.00%             15        3,228,538          3.71        6.037       669       215,236       74.55     58.07     100.00
75.01% to 80.00%            234       47,130,713         54.23        6.636       680       201,413       79.84     28.87     100.00
80.01% to 85.00%             17        5,258,840          6.05        6.048       702       309,344       84.19     43.05     100.00
85.01% to 90.00%             46       13,806,651         15.89        6.216       696       300,145       89.56     55.47     100.00
90.01% to 95.00%             31        8,600,645          9.90        6.634       702       277,440       94.83     47.92     100.00
95.01% to 100.00%            27        5,955,975          6.85        6.934       706       220,592       99.97     73.07     100.00
TOTAL:                      383      $86,915,897       100.00%       6.513%       687      $226,934      83.70%    40.28%    100.00%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 33.05% to 100.00%.

LOAN PURPOSE

                           NUMBER      AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
                             OF        PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE      BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
LOAN PURPOSE               LOANS      OUTSTANDING        POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
------------               -----      -----------        ----        ------      -----    -----------     ---        ---       --
Purchase                     232      $47,737,479       54.92%       6.651%       687      $205,765       83.27%    33.16%   100.00%
Refinance - Cashout          129       34,580,237        39.79        6.316       687       268,064        84.26     50.00    100.00
Refinance - Rate/Term         22        4,598,181         5.29        6.550       684       209,008        84.10     41.04    100.00
TOTAL:                       383      $86,915,897      100.00%       6.513%       687      $226,934       83.70%    40.28%   100.00%

PROPERTY TYPE

                           NUMBER      AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
                             OF        PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE      BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
PROPERTY TYPE              LOANS      OUTSTANDING        POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
-------------              -----      -----------        ----        ------      -----    -----------     ---        ---       --
Single Family                264      $58,879,518       67.74%       6.508%       686       $223,028      83.93%    41.95%   100.00%
Planned Unit Development      78       17,565,120        20.21        6.432       686        225,194       81.91     35.99    100.00
Two- to Four-Family           16        5,298,479         6.10        6.871       692        331,155       84.32     22.94    100.00
Condominium                   24        4,846,399         5.58        6.504       691        201,933       87.44     50.44    100.00
Townhouse                      1          326,381         0.38        5.990       641        326,381       75.00    100.00    100.00
TOTAL:                       383      $86,915,897      100.00%       6.513%       687       $226,934      83.70%    40.28%   100.00%

DOCUMENTATION

                           NUMBER      AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
                             OF        PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE      BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
DOCUMENTATION              LOANS      OUTSTANDING        POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
-------------              -----      -----------        ----        ------      -----    -----------     ---        ---       --
Stated Documentation        227        $51,906,197      59.72%       6.754%       688       $228,662     82.53%     0.00%    100.00%
Full Documentation          156         35,009,699       40.28        6.154       685        224,421      85.44    100.00     100.00
TOTAL:                      383        $86,915,897     100.00%       6.513%       687       $226,934     83.70%    40.28%    100.00%

OCCUPANCY

                           NUMBER      AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
                             OF        PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE      BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
OCCUPANCY                  LOANS      OUTSTANDING        POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
---------                  -----      -----------        ----        ------      -----    -----------     ---        ---       --
Primary                     380       $86,501,797       99.52%       6.509%       687       $227,636     83.69%     40.24%   100.00%
Investment                    3           414,100         0.48        7.357       707        138,033      87.52      48.59    100.00
TOTAL:                      383       $86,915,897      100.00%       6.513%       687       $226,934     83.70%     40.28%   100.00%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER      AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
                             OF        PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
MORTGAGE LOANS AGE        MORTGAGE      BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
(MONTHS)                   LOANS      OUTSTANDING        POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
--------                   -----      -----------        ----        ------      -----    -----------     ---        ---       --
2                             5          $873,594        1.01%       7.597%       661      $174,719      84.19%     44.96%   100.00%
3                           130        27,721,901        31.90        6.625       692       213,245       84.67      45.78    100.00
4                           184        41,723,900        48.00        6.539       687       226,760       83.04      33.84    100.00
5                            49        12,753,585        14.67        6.229       677       260,277       83.95      49.42    100.00
6                            13         3,511,731         4.04        6.068       685       270,133       83.36      42.85    100.00
7                             2           331,185         0.38        6.488       664       165,593       80.00       0.00    100.00
TOTAL:                      383       $86,915,897      100.00%       6.513%       687      $226,934      83.70%     40.28%   100.00%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER      AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
                             OF        PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
ORIGINAL PREPAYMENT       MORTGAGE      BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
PENALTY TERM               LOANS      OUTSTANDING        POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
------------               -----      -----------        ----        ------      -----    -----------     ---        ---       --
None                         43       $10,248,253       11.79%       7.039%       690       $238,331     84.51%     29.23%   100.00%
12 Months                    28         4,987,893         5.74        6.703       677        178,139      82.30      58.00    100.00
13 Months                     1           328,500         0.38        5.750       730        328,500      90.00       0.00    100.00
24 Months                   214        47,964,328        55.18        6.523       684        224,132      83.20      36.06    100.00
36 Months                    93        22,017,405        25.33        6.233       693        236,746      84.83      50.20    100.00
60 Months                     4         1,369,517         1.58        6.203       670        342,379      80.85      56.38    100.00
TOTAL:                      383       $86,915,897      100.00%       6.513%       687       $226,934     83.70%     40.28%   100.00%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 27 months.

CREDIT SCORES

                           NUMBER      AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
                             OF        PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE      BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
RANGE OF CREDIT SCORES     LOANS      OUTSTANDING        POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
----------------------     -----      -----------        ----        ------      -----    -----------     ---        ---       --
601 to 625                    19       $3,705,698         4.26%      6.330%       622       $195,037     76.10%    51.01%    100.00%
626 to 650                    75       13,505,054         15.54       6.727       639        180,067      78.96     43.53     100.00
651 to 675                    90       19,022,290         21.89       6.674       665        211,359      83.61     34.64     100.00
676 to 700                    87       23,738,401         27.31       6.501       686        272,855      85.31     38.13     100.00
701 to 725                    44       10,649,171         12.25       6.271       714        242,027      87.14     56.22     100.00
726 to 750                    40        9,440,631         10.86       6.305       736        236,016      85.42     30.01     100.00
751 to 775                    22        5,596,845          6.44       6.369       763        254,402      84.31     40.50     100.00
776 to 800                     5        1,077,845          1.24       6.692       785        215,569      84.05     47.67     100.00
801 to 825                     1          179,960          0.21       7.150       803        179,960      80.00      0.00     100.00
TOTAL:                       383       86,915,897       100.00%      6.513%       687       $226,934     83.70%    40.28%    100.00%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 620 to 803 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 687.

CREDIT GRADE

                           NUMBER      AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
                             OF        PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE      BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
CREDIT GRADE               LOANS      OUTSTANDING        POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
------------               -----      -----------        ----        ------      -----    -----------     ---        ---       --
PA1                          44       $10,060,748       11.58%       6.377%       750      $228,653       78.83%    19.75%   100.00%
PA2                          51        11,157,611        12.84        6.521       694       218,777        78.28     23.98    100.00
PA3                         162        30,690,228        35.31        6.657       649       189,446        78.45     38.94    100.00
SA1                          87        25,036,678        28.81        6.383       711       287,778        91.60     54.97    100.00
SA2                          39         9,970,632        11.47        6.521       670       255,657        91.04     46.45    100.00
TOTAL:                      383       $86,915,897      100.00%       6.513%       687      $226,934       83.70%    40.28%   100.00%

GROSS MARGINS

                           NUMBER      AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
                             OF        PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE      BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
RANGE OF GROSS MARGINS     LOANS      OUTSTANDING        POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
----------------------     -----      -----------        ----        ------      -----    -----------     ---        ---       --
3.001% to 3.500%              4        $1,224,591        1.47%       4.999%       738       $306,148      80.74%    75.18%   100.00%
3.501% to 4.000%              7         2,212,552         2.65        5.488       673        316,079       85.42     87.44    100.00
4.001% to 4.500%             17         4,064,731         4.86        5.775       686        239,102       84.22     80.10    100.00
4.501% to 5.000%             47        11,240,419        13.45        6.069       689        239,158       83.80     50.94    100.00
5.001% to 5.500%            106        23,304,182        27.89        6.383       685        219,851       82.49     38.41    100.00
5.501% to 6.000%             95        22,368,854        26.77        6.601       684        235,462       82.75     29.82    100.00
6.001% to 6.500%             56        11,685,684        13.98        6.982       693        208,673       84.95     37.91    100.00
6.501% to 7.000%             28         5,611,196         6.71        7.512       687        200,400       88.30     10.79    100.00
7.001% to 7.500%              7         1,492,998         1.79        7.821       681        213,285       92.27     16.09    100.00
7.501% to 8.000%              1            62,000         0.07        9.400       629         62,000       77.50      0.00    100.00
8.001% to 8.500%              1           300,000         0.36        8.300       664        300,000      100.00      0.00    100.00
TOTAL:                      369       $83,567,208      100.00%       6.520%       687       $226,469      83.84%    39.17%   100.00%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.020% per annum to 8.050% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.514% per annum.

MAXIMUM MORTGAGE RATES

                           NUMBER      AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
                             OF        PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF MAXIMUM          MORTGAGE      BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
MORTGAGE RATES             LOANS      OUTSTANDING        POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
--------------             -----      -----------        ----        ------      -----    -----------     ---        ---       --
11.500% or less              10        $2,322,379        2.78%       5.227%       701      $232,238      77.95%    52.81%    100.00%
11.501% to 12.000%           53        15,466,990        18.51        5.787       701       291,830       83.42     53.90     100.00
12.001% to 12.500%           50        13,303,864        15.92        6.152       689       266,077       83.92     52.85     100.00
12.501% to 13.000%           53        13,645,605        16.33        6.400       680       257,464       85.86     47.05     100.00
13.001% to 13.500%           37         8,059,511         9.64        6.451       679       217,825       85.62     48.78     100.00
13.501% to 14.000%           71        14,423,274        17.26        6.801       685       203,145       82.44     23.84     100.00
14.001% to 14.500%           51         9,734,633        11.65        7.311       675       190,875       83.12     16.25     100.00
14.501% to 15.000%           24         3,734,743         4.47        7.698       696       155,614       84.00     13.29     100.00
15.001% to 15.500%           16         2,524,109         3.02        8.302       673       157,757       85.59      7.84     100.00
15.501% to 16.000%            3           290,100         0.35        8.628       666        96,700       82.64     25.92     100.00
16.001% to 16.500%            1            62,000         0.07        9.400       629        62,000       77.50      0.00     100.00
TOTAL:                      369       $83,567,208      100.00%       6.520%       687      $226,469      83.84%    39.17%    100.00%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.990% per annum to 16.400% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.064% per annum.

NEXT RATE ADJUSTMENT DATE

                           NUMBER      AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED
                             OF        PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE      BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
NEXT RATE ADJUSTMENT DATE  LOANS      OUTSTANDING        POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
-------------------------  -----      -----------        ----        ------      -----    -----------     ---        ---       --
October 2006                 2           $331,185        0.40%       6.488%       664       $165,593      80.00%     0.00%   100.00%
November 2006                4            908,211         1.09        6.010       678        227,053       87.08     51.26    100.00
December 2006               24          5,544,923         6.64        6.157       675        231,038       83.83     60.92    100.00
January 2007               157         35,356,104        42.31        6.574       686        225,198       83.28     31.06    100.00
February 2007               97         20,208,644        24.18        6.817       689        208,337       83.96     34.88    100.00
March 2007                   4            732,300         0.88        7.731       666        183,075       85.00     34.34    100.00
November 2007                9          2,603,521         3.12        6.088       687        289,280       82.07     39.91    100.00
December 2007               22          6,406,791         7.67        6.273       682        291,218       83.73     33.13    100.00
January 2008                16          3,607,010         4.32        6.250       692        225,438       81.99     50.37    100.00
February 2008               25          5,836,261         6.98        6.023       704        233,450       88.55     73.07    100.00
December 2009                1            263,495         0.32        6.350       660        263,495       90.00    100.00    100.00
January 2010                 4          1,074,270         1.29        6.539       681        268,567       84.24     65.76    100.00
February 2010                3            553,200         0.66        6.928       658        184,400       80.00     45.99    100.00
March 2010                   1            141,294         0.17        6.900       635        141,294       80.00    100.00    100.00
TOTAL:                     369        $83,567,208      100.00%       6.520%       687       $226,469      83.84%    39.17%   100.00%